Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Wall Street Fund, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of The Wall Street Fund, Inc. for the semi-annual period ended June 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Wall Street Fund, Inc. for the stated period.

/s/ Robert P. Morse Robert P. Morse President, The Wall Street Fund, Inc.	/s/ John J. Rendinaro John J. Rendinaro Treasurer, The Wall Street Fund, Inc.
Dated: September 5, 2013	Dated: September 4, 2013

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Wall Street Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.